UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 15, 2004

POLARIS INDUSTRIES INC.

(Exact name of Registrant as specified in its charter)

Minnesota (State of Incorporation)	1-11411 (Commission File Number)	41-1790959 (I.R.S. Employer Identification No.)

2100 Highway 55 Medina, Minnesota 55340 (Address of principal executive offices) (Zip Code)

(763) 542-0500 (Registrant’s telephone number, including area code)

Item 12. Results of Operation and Financial Condition.
SIGNATURE
EXHIBIT INDEX
News Release

Item 12. Results of Operation and Financial Condition.

     On April 15, 2004, Polaris Industries Inc. (the “Company”) issued a news release announcing the Company’s first quarter financial results for the reporting period ended March 31, 2004. A copy of the Company’s news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. On April 15, 2004, the Company hosted its quarterly earnings conference call, which was accessible to the public. A recording of the conference call will be available through the end of the business day on April 22, 2004 by dialing 800-642-1687 in the U.S. and Canada or 706-645-9291 for international calls and entering passcode 6541085, and on the Company’s website, www.polarisindustries.com.

     The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 15, 2004

POLARIS INDUSTRIES INC.
/s/Michael W. Malone
Michael W. Malone
Vice President — Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

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EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated April 15, 2004 of Polaris Industries Inc.

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